Filed pursuant to Rule 497(b)
Registration File No. 333-31247

DIAMONDS® TRUST, SERIES 1
(A Unit Investment Trust)
Supplement dated October 24, 2008
to Prospectus dated February 25, 2008

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC (‘‘Amex’’) and all of its subsidiaries, including PDR Services LLC, which is the sponsor (‘‘Sponsor’’) for the DIAMONDS Trust, Series 1 (‘‘Trust’’). PDR will continue to act as Sponsor for the Trust. The Amex has been renamed NYSE Alternext US LLC (‘‘NYSE Alternext US’’).

All capitalized terms used but not defined in this Supplement shall have the meaning ascribed to them in the Prospectus dated February 25, 2008.

The listing and trading of all exchange traded funds on NYSE Euronext is being consolidated on a single trading venue, NYSE Arca, Inc. (‘‘NYSE Arca’’). The Sponsor and the Trustee have therefore decided to move the listing for the Trust from NYSE Alternext US to NYSE Arca, and have amended the Standard Terms and Conditions of the Trust to permit the change of listing venue for the Trust.

The listing transition process requires the formal withdrawal of listing of the Trust from NYSE Alternext US, and the new listing of the Trust on NYSE Arca. The Trust intends to commence the listing on NYSE Arca on or about November 7, 2008. Upon the change of listing, all references to ‘‘the Exchange’’ in the prospectus will refer to NYSE Arca. The new contact information for the Sponsor is as follows:

PDR Services LLC
c/o NYSE Euronext
11 Wall Street
New York, NY 10005